                                                                    EXHIBIT 10.1

                            FORM OF AFFILIATE LETTER

                                     [Date]

Camden Property Trust
3200 Southwest Freeway, Suite 1500
Houston, Texas  77027

Ladies and Gentlemen:

         I understand that I may be deemed an "affiliate" of Oasis Residential, Inc. (the "Company") within the meaning of Rule 145 ("Rule 145") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), although nothing contained herein shall be construed as an admission of such status. As a holder of shares of common stock, par value $.01 per share, of the Company ("Common Shares") and/or shares of Series A Cumulative Convertible Preferred Stock, par value $.01 per share, of the Company ("Preferred Shares" and, together with Common Shares, "Company Shares"), I am entitled to receive shares of beneficial interest, $.01 per share ("Camden Common Shares"), of Camden Properties Trust ("Camden") and/or shares of Series A Cumulative Convertible Preferred Stock, par value $.01 per share, of Camden ("Camden Preferred Shares" and, together with Camden Common Shares, "Camden Shares") in connection with the merger of the Company and Camden Subsidiary II, Inc. ("Camden Sub") pursuant to the terms of the Agreement and Plan of Merger, dated December 16, 1997, among Camden, Camden Sub and the Company (the "Merger").

         With respect to the Company Shares and the Camden Shares, I hereby agree as follows:

         1. At and following the effective time of the Merger, I will not offer to sell, sell or otherwise dispose of any Camden Shares except, in each case, (i) in conformity with Rule 145, as amended from time to time, (ii) pursuant to an effective registration statement under the Securities Act or
(iii) in a transaction that, in the opinion of counsel reasonably satisfactory to Camden, is exempt from the registration requirements of the Securities Act.

         2. In the event of a sale or other disposition of any Camden Shares pursuant to Rule 145, I will supply Camden with evidence of compliance with such Rule, in the form of a letter in the form of Exhibit I hereto, and an opinion of counsel, reasonably satisfactory to Camden, indicating that any proposed sale, transfer or other disposition of the Camden Shares is in compliance with the Securities Act and the rules and regulations thereunder. I understand that Camden may instruct its transfer agent to withhold the transfer of any Camden Shares that I dispose of, but that upon receipt of such letter the transfer agent shall effectuate the transfer of Camden Shares indicated as transferred in such letter.

         3. I acknowledge that appropriate legends will be placed on certificates representing Camden Shares issued to the undersigned, which legends will be removed by delivery of substitute certificates upon receipt of an opinion in form and substance reasonably satisfactory to Camden to the effect that such legends are no longer required for purposes of the Securities Act.

         4. I understand that exemptions to Rule 145 are limited. I have obtained advice of counsel as to the nature and conditions of such exemptions, including information with respect to the applicability of Rules 144, 144A and 145(d) promulgated under the Securities Act to the transfer of Camden Shares.

         5. I acknowledge that I have carefully reviewed this letter and understand the requirements hereof and the limitations imposed upon the sale, transfer or other disposition of the Company Shares and the Camden Shares.

                                        Very truly yours,


                                        -----------------------
                                        Name:
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                                                                       EXHIBIT I



                                     [date]



Camden Property Trust
3200 Southwest Freeway, Suite 1500
Houston, Texas  77027

Ladies and Gentlemen:

         On ______________, I [sold/transferred/assigned] __ shares of [common stock/Series A Cumulative Convertible Preferred Stock], par value $.01 per share (the "Stock"), of Camden Properties Trust ("Camden"). The Stock was received by me in connection with the merger of Oasis Residential, Inc. and a subsidiary of Camden.

         Based upon the most recent report or statement filed by Camden with the Securities and Exchange Commission, the Stock [sold/transferred/assigned] by me was within the prescribed limitations set forth in paragraph (e) of Rule 144 or Rule 144A promulgated under the Securities Act of 1933, as amended (the "Securities Act").

         I hereby represent that the Stock was [sold/transferred/assigned] in "broker's transactions" within the meaning of Section 4(4) of the Securities Act or in transactions directly with a "market maker" as that term is defined in Section 3(a)(38) of the Securities Exchange Act of 1934, as amended. I further represent that I have not solicited or arranged for the solicitation of orders to buy the Stock, and that I have not made any payment in connection with the offer or sale of the Stock to any person other than to the broker who executed the order in respect of the sale.

                               Very truly yours,